Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair Value Measurement
6. Fair Value Measurement
     The Group did not have any assets or liabilities measured at fair value on a recurring basis subsequent to initial recognition as of December 31, 2009 or 2010. The Group’s assets measured at fair value on a non-recurring basis for the years ended December 31, 2009 and 2010 included acquired intangible assets and goodwill in impairment test.
     The fair value measurements for acquired intangible assets and goodwill are classified as Level 3 measurements. Determining the appropriate fair value model and calculating the fair value of these instruments requires the input of significant estimates and assumptions, some of which are unobservable. The estimates and assumptions include business assumptions, terminal value, discount rate, and tax amortization benefit.